EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF XFUELS, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Xfuels, Inc. for the period ending January 31, 2016, the undersigned, Michael Mclaren, President and Chief Executive Officer, principal accounting officer and principal financial officer, of Xfuels, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended January 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended January 31, 2016 fairly presents, in all material respects, the financial condition and results of operations of Xfuels, Inc.

Date: May 20, 2016	By:	/s/ Michael Mclaren
	Name:	Michael Mclaren
	Title:	Chief Executive Officer